(EXHIBIT 17)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                        PLEASE VOTE THIS PROXY CARD TODAY
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



                  (Please detach at perforation before mailing)



PROXY CARD                                                            PROXY CARD

                                  TURNER FUNDS
              SPECIAL MEETING OF SHAREHOLDERS -__________ ___, 2006
                              STRATEGIC GROWTH FUND

The undersigned, hereby appoints Brian F. McNally and _____ as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Strategic Growth Fund (the "Fund") of the Turner Funds (the "Turner Trust"), to be held at the offices of Turner Investments Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on ________, 2006, at _____ __. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED _________ ___, 2006

                               VOTE VIA THE INTERNET: [INTERNET ADDRESS]
                               VIA THE TELEPHONE: [800-NUMBER]
                               -------------------------------------------------
                               CONTROL NUMBER:
                               -------------------------------------------------

                               NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               -------------------------------------------------
                               Signature

                               -------------------------------------------------
                               Signature of joint owner, if any

                               -------------------------------------------------
                               Date


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
                         IN THE ENCLOSED ENVELOPE TODAY



                  (Please detach at perforation before mailing)



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH
UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED
HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING
AUTHORITY TO VOTE "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE
TAKEN ON THE FOLLOWING PROPOSAL.

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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  | |                                    FOR       AGAINST     ABSTAIN

1.     To approve an Agreement and Plan of Reorganization by and between the Turner Funds, on       | |        | |          | |
       behalf of the Turner Strategic Growth Fund (the "Fund"), and Phoenix Opportunities Trust
       (the "Phoenix Trust"), on behalf of the Phoenix Growth Opportunities Fund (the "Phoenix
       Fund"), which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Fund to the Phoenix Fund, a corresponding series of the Phoenix
       Trust, in exchange for Class A shares of the Phoenix Fund; and (2) the distribution of the shares of the Phoenix Fund to shareholders of the Fund in liquidation of the Fund.